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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 October 3, 2001



                            THE WACKENHUT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            FLORIDA                        1-5450               59-0857245

(State or Other Jurisdiction of         (Commission           (IRS Employer
         Incorporation)                 File Number)        Identification No.)




       4200 Wackenhut Drive #100
        Palm Beach Gardens, FL                                 33410-4243

(Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (561) 622-5656


                                 NOT APPLICABLE
          (Former Name or Former Address; if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.


         This Current Report on Form 8-K is for the purpose of filing the press release dated October 3, 2001, which is set forth in Exhibit 99 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.


                 Exhibit
                 Number         Description
                 ------         -----------

                   99           Press Release dated October 3, 2001











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 3, 2001                        THE WACKENHUT CORPORATION



                                       By: /s/ Philip L. Maslowe
                                           -------------------------------------
                                           Philip L. Maslowe
                                           Executive Vice President and
                                           Chief Financial Officer






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                                  EXHIBIT INDEX

Exhibit               Exhibit
Number                Description
-------               -----------

99                    Press Release dated October 3, 2001